Exhibit 99.2

3rd Quarter 2010 Supplemental Financial Information

Marshall & Ilsley Corporation (NYSE: MI)

For additional inquiries or
questions, please contact:

M&I Investor Relations
(414) 765-7801
e-mail: micorp@micorp.com
The following unaudited financial information has been provided for the benefit of showing M&I's current versus historical results.	Gregory A. Smith

Chief Financial Officer
(414) 765-7727

David L. Urban
Director of Investor Relations
(414) 765-7853

James E. Sandy
VP / External Financial Reporting
(414) 765-8314

Marshall & Ilsley Corporation
Quarterly Financial Information

	3rd Qtr.	2nd Qtr.	1st Qtr.	4th Qtr.	3rd Qtr.	2nd Qtr.	1st Qtr.	4th Qtr.	3rd Qtr.
	2010	2010	2010	2009	2009	2009	2009	2008	2008
PER COMMON SHARE DATA
Diluted:
Net Income (Loss)	($0.32)	($0.33)	($0.27)	($0.54)	($0.68)	($0.83)	($0.44)	($7.25)	$0.32

Basic:
Net Income (Loss)	(0.32)	(0.33)	(0.27)	(0.54)	(0.68)	(0.83)	(0.44)	(7.25)	0.32

Dividend Declared per Common Share	0.01	0.01	0.01	0.01	0.01	0.01	0.01	0.32	0.32
Book Value per Common Share	9.39	9.72	9.95	10.21	12.98	13.52	17.45	17.58	25.12

Common Shares Outstanding (millions):
Average - Diluted	524.7	524.3	524.1	479.3	366.8	280.8	264.5	261.0	259.2
End of Period	528.0	527.6	527.1	525.4	368.3	368.1	265.7	265.3	260.0

INCOME STATEMENT ($millions)
Net Interest Income (FTE)	$387.0	$407.3	$409.1	$406.1	$394.5	$398.5	$408.8	$469.0	$447.5
Provision for Loan and Lease Losses	431.7	439.9	458.1	639.0	578.7	619.0	477.9	850.4	155.0
Non-Interest Revenues:
Wealth Management	69.5	69.9	68.1	69.9	66.7	65.8	62.7	64.2	71.3
Service Charges on Deposits	31.8	33.2	32.1	33.6	33.6	34.1	35.3	35.9	36.7
Mortgage Banking	7.7	7.8	6.4	6.7	12.7	18.0	10.8	4.5	5.5
Net Investment Securities Gains (Losses)	41.5	3.7	0.1	40.6	(1.5)	82.7	0.1	(9.9)	1.0
Bank-Owned Life Insurance Revenue	12.1	11.8	10.8	11.4	10.3	8.0	9.3	(1.2)	12.8
Other	60.9	47.6	104.2	77.6	102.2	56.2	56.2	70.9	53.0
Total Non-Interest Revenues	223.5	174.0	221.7	239.8	224.0	264.8	174.4	164.4	180.3
Non-Interest Expenses:
Salaries and Employee Benefits	191.0	185.3	161.6	169.2	179.2	187.2	155.2	178.0	184.0
Net Occupancy and Equipment	33.0	33.0	34.1	36.2	33.3	32.4	33.8	32.8	31.7
Software Expenses	8.1	8.6	7.9	6.7	7.7	7.0	6.6	5.6	6.5
Processing Charges	32.1	32.2	32.1	31.8	33.6	33.8	33.7	33.0	33.2
Supplies, Printing, Postage and Delivery	8.1	8.6	8.2	8.8	8.4	8.9	9.1	9.5	9.3
FDIC Insurance	22.6	26.6	27.3	25.8	17.8	49.2	15.1	7.2	6.0
Professional Services	27.5	26.7	20.8	26.6	23.5	22.0	19.2	23.9	16.5
Intangible Amortization	5.0	5.0	5.1	5.9	5.9	5.8	5.8	6.4	6.0
Goodwill Impairment	-	-	-	-	-	-	-	1,535.1	-
Other	92.6	62.0	68.9	94.4	96.1	66.4	64.7	104.7	63.3
Total Non-Interest Expenses	420.0	388.0	366.0	405.4	405.5	412.7	343.2	1,936.2	356.5
Tax Equivalent Adjustment	5.5	5.4	5.7	5.8	5.8	6.7	7.1	7.0	6.8
Pre-Tax Income (Loss)	(246.7)	(252.0)	(199.0)	(404.3)	(371.5)	(375.1)	(245.0)	(2,160.2)	109.5
Provision (Benefit) for Income Taxes	(102.8)	(103.4)	(83.6)	(170.0)	(148.1)	(166.1)	(153.0)	(281.2)	26.4
Net Income (Loss) Attributable to M&I	($143.9)	($148.6)	($115.4)	($234.3)	($223.4)	($209.0)	($92.0)	($1,879.0)	$83.1
Preferred Dividends	(25.3)	(25.2)	(25.1)	(25.2)	(25.0)	(25.0)	(24.9)	(12.7)	-
Net Income (Loss) Attributable to M&I Common Shareholders	($169.2)	($173.8)	($140.5)	($259.5)	($248.4)	($234.0)	($116.9)	($1,891.7)	$83.1

Marshall & Ilsley Corporation
Quarterly Financial Information

	September 30,	June 30,	March 31,	December 31,	September 30,	June 30,	March 31,	December 31,	September 30,
	2010	2010	2010	2009	2009	2009	2009	2008	2008
ASSETS - END OF PERIOD ($millions)
Cash and Due From Banks	$636	$663	$589	$769	$675	$797	$745	$851	$982
Trading Assets	355	299	255	256	270	261	687	518	163
Short - Term Investments	1,462	837	2,021	1,192	1,605	916	451	231	137
Investment Securities	5,991	7,329	7,625	7,177	6,430	6,125	7,728	7,668	7,383
Loans and Leases:
Commercial Loans and Leases:
Commercial Loans	11,516	11,802	11,861	12,476	13,041	14,282	14,576	14,880	15,185
Commercial Lease Financing	437	445	454	474	492	510	532	562	526
Total Commercial Loans and Leases	11,953	12,247	12,315	12,950	13,533	14,792	15,108	15,442	15,711
Commercial Real Estate	13,057	13,310	13,532	13,646	13,884	13,938	12,999	12,542	12,114
Residential Real Estate	4,579	4,625	4,824	4,969	5,135	5,465	5,711	5,734	5,674
Construction and Development:
Commercial	2,106	2,713	3,134	3,257	3,604	3,790	4,643	5,063	5,406
Residential	1,511	1,706	1,972	2,282	2,710	3,039	3,608	3,980	4,354
Total Construction and Development	3,617	4,419	5,106	5,539	6,314	6,829	8,251	9,043	9,760
Consumer Loans and Leases:
Home Equity Loans and Lines	4,367	4,487	4,590	4,715	4,813	4,912	5,025	5,082	5,053
Personal Loans	2,058	2,120	2,158	2,258	2,268	2,068	1,952	1,929	1,902
Personal Lease Financing	92	109	124	141	159	179	199	213	203
Total Consumer Loans and Leases	6,517	6,716	6,872	7,114	7,240	7,159	7,176	7,224	7,158
Total Loans and Leases	39,723	41,317	42,649	44,218	46,106	48,183	49,245	49,985	50,417
Reserve for Loan and Lease Losses	(1,388)	(1,517)	(1,515)	(1,481)	(1,414)	(1,368)	(1,352)	(1,202)	(1,031)
Premises and Equipment, net	546	553	558	566	570	573	570	565	542
Goodwill and Other Intangibles	729	734	739	744	752	757	758	763	2,237
Other Assets	3,833	3,689	3,648	3,769	3,551	3,450	2,958	2,957	2,671
Total Assets	$51,887	$53,904	$56,569	$57,210	$58,545	$59,694	$61,790	$62,336	$63,501

LIABILITIES - END OF PERIOD ($millions)
Deposits:
Noninterest Bearing	$7,620	$7,489	$7,788	$7,833	$8,286	$7,848	$6,988	$6,880	$6,359
Interest Bearing:
Savings and NOW	4,845	5,613	7,373	6,938	6,023	4,893	3,628	3,454	3,151
Money Market	15,343	13,349	12,758	11,315	10,403	9,979	10,614	10,753	10,640
Time	10,209	12,912	13,830	15,306	16,712	18,080	17,725	18,072	17,958
Foreign	184	199	233	246	296	392	609	1,864	1,932
Total Interest Bearing	30,581	32,073	34,194	33,805	33,434	33,344	32,576	34,143	33,681
Total Deposits	38,201	39,562	41,982	41,638	41,720	41,192	39,564	41,023	40,040
Short - Term Borrowings	556	957	894	1,120	1,541	1,475	5,336	4,058	6,267
Long - Term Borrowings	5,370	5,604	5,865	6,426	7,512	9,297	9,539	9,614	9,714
Other Liabilities	1,168	1,023	958	1,040	1,370	1,135	1,100	1,370	978
Total Liabilities	45,295	47,146	49,699	50,224	52,143	53,099	55,539	56,065	56,999

EQUITY - END OF PERIOD ($millions)
Preferred Equity	1,661	1,658	1,654	1,650	1,646	1,643	1,639	1,636	-
Common Equity	4,902	5,067	5,239	5,376	4,767	5,011	4,677	4,782	6,599
Accumulated Other Comprehensive Income:
Unrealized Gains (Losses) on Securities	61	67	13	(13)	41	4	15	(57)	(68)
Unrealized Gains (Losses) on Derivatives	(48)	(50)	(52)	(44)	(64)	(75)	(93)	(103)	(42)
Postretirement Benefits - Funded Status	5	5	5	6	1	1	2	2	3
Total Accumulated Other Comprehensive Income	18	22	(34)	(51)	(22)	(70)	(76)	(158)	(107)
Total Common Equity	4,920	5,089	5,205	5,325	4,745	4,941	4,601	4,624	6,492
Marshall & Ilsley Corporation Shareholders' Equity	6,581	6,747	6,859	6,975	6,391	6,584	6,240	6,260	6,492
Noncontrolling Interest in Subsidiaries	11	11	11	11	11	11	11	11	10
Total Equity	6,592	6,758	6,870	6,986	6,402	6,595	6,251	6,271	6,502
Total Liabilities and Equity	$51,887	$53,904	$56,569	$57,210	$58,545	$59,694	$61,790	$62,336	$63,501

Marshall & Ilsley Corporation
Quarterly Financial Information

	3rd Qtr.	2nd Qtr.	1st Qtr.	4th Qtr.	3rd Qtr.	2nd Qtr.	1st Qtr.	4th Qtr.	3rd Qtr.
	2010	2010	2010	2009	2009	2009	2009	2008	2008
AVERAGE ASSETS ($millions)
Cash and Due from Banks	$662	$693	$687	$756	$739	$748	$803	$867	$892
Trading Assets	320	262	253	261	251	581	585	304	144
Short - Term Investments	1,365	1,674	1,721	2,475	1,791	459	570	617	387
Investment Securities	6,630	7,412	7,454	6,519	6,255	7,314	7,689	7,298	7,509
Loans and Leases:
Commercial Loans and Leases:
Commercial Loans	11,645	11,877	12,225	12,721	13,667	14,404	14,745	14,888	15,002
Commercial Lease Financing	438	449	462	481	497	522	547	534	511
Total Commercial Loans and Leases	12,083	12,326	12,687	13,202	14,164	14,926	15,292	15,422	15,513
Commercial Real Estate	13,137	13,485	13,587	13,813	13,844	13,549	12,872	12,203	11,942
Residential Real Estate	4,603	4,752	4,868	5,085	5,263	5,695	5,768	5,675	5,631
Construction and Development:
Commercial	2,576	2,974	3,251	3,527	3,782	4,188	4,820	5,490	5,419
Residential	1,624	1,857	2,178	2,537	2,871	3,399	3,851	4,296	4,538
Total Construction and Development	4,200	4,831	5,429	6,064	6,653	7,587	8,671	9,786	9,957
Consumer Loans and Leases:
Home Equity Loans and Lines	4,417	4,529	4,645	4,762	4,844	4,969	5,064	5,071	5,027
Personal Loans	2,078	2,119	2,185	2,255	2,200	1,959	1,942	1,878	1,766
Personal Lease Financing	100	115	133	150	169	190	207	211	196
Total Consumer Loans and Leases	6,595	6,763	6,963	7,167	7,213	7,118	7,213	7,160	6,989
Total Loans and Leases	40,618	42,157	43,534	45,331	47,137	48,875	49,816	50,246	50,032
Reserve for Loan and Lease Losses	(1,487)	(1,532)	(1,535)	(1,459)	(1,359)	(1,361)	(1,245)	(1,183)	(1,083)
Premises and Equipment, net	551	556	563	570	574	572	569	552	533
Goodwill and Other Intangibles	732	737	741	749	755	757	761	2,237	2,239
Other Assets	3,816	3,725	3,676	3,277	3,102	2,999	2,889	2,671	2,411
Total Assets	$53,207	$55,684	$57,094	$58,479	$59,245	$60,944	$62,437	$63,609	$63,064

Memo:
Average Earning Assets	$48,933	$51,505	$52,962	$54,586	$55,434	$57,229	$58,660	$58,465	$58,072
Average Earning Assets Excluding Investment Securities
Unrealized Gains / Losses	$48,828	$51,465	$52,957	$54,548	$55,426	$57,190	$58,719	$58,600	$58,137

AVERAGE LIABILITIES ($millions)
Deposits:
Noninterest Bearing	$7,582	$7,925	$7,819	$7,998	$7,862	$7,355	$6,482	$6,063	$5,909
Interest Bearing:
Savings and NOW	5,088	6,910	7,227	6,468	5,575	4,175	3,530	3,228	3,293
Money Market	14,521	12,685	11,936	10,721	10,293	10,207	10,631	10,641	10,545
Time	11,641	13,440	14,680	16,082	17,234	17,652	17,901	18,272	17,328
Foreign	208	214	248	302	372	469	1,123	2,406	2,613
Total Interest Bearing	31,458	33,249	34,091	33,573	33,474	32,503	33,185	34,547	33,779
Total Deposits	39,040	41,174	41,910	41,571	41,336	39,858	39,667	40,610	39,688
Short - Term Borrowings	784	774	1,015	1,524	1,875	4,206	5,724	5,035	6,415
Long - Term Borrowings	5,512	5,816	6,232	7,335	8,387	9,440	9,571	9,686	9,653
Other Liabilities	1,107	1,020	928	1,031	994	1,041	1,122	978	774
Total Liabilities	46,443	48,784	50,085	51,461	52,592	54,545	56,084	56,309	56,530

AVERAGE EQUITY ($millions)
Marshall & Ilsley Corporation Shareholders' Equity	6,753	6,889	6,998	7,007	6,642	6,388	6,343	7,290	6,524
Noncontrolling Interest in Subsidiaries	11	11	11	11	11	11	10	10	10
Total Equity	6,764	6,900	7,009	7,018	6,653	6,399	6,353	7,300	6,534
Total Liabilities and Equity	$53,207	$55,684	$57,094	$58,479	$59,245	$60,944	$62,437	$63,609	$63,064
Memo:
Average Interest Bearing Liabilities	$37,754	$39,839	$41,338	$42,432	$43,736	$46,149	$48,480	$49,268	$49,847

Marshall & Ilsley Corporation
Quarterly Financial Information

	September 30,	June 30,	March 31,	December 31,	September 30,	June 30,	March 31,	December 31,	September 30,
	2010	2010	2010	2009	2009	2009	2009	2008	2008
Construction and Development Loans - End of Period ($millions)
Construction and Development:
Commercial:
Construction	$1,394	$1,988	$2,305	$2,414	$2,737	$2,885	$3,791	$4,233	$4,448
Land	712	725	829	843	867	905	852	830	958
Total Commercial	2,106	2,713	3,134	3,257	3,604	3,790	4,643	5,063	5,406
Residential:
Construction by Individuals	93	126	186	300	418	599	752	881	963
Land	1,154	1,277	1,425	1,574	1,767	1,897	2,044	2,122	2,189
Construction by Developers	264	303	361	408	525	543	812	977	1,202
Total Residential	1,511	1,706	1,972	2,282	2,710	3,039	3,608	3,980	4,354
Total Construction and Development	$3,617	$4,419	$5,106	$5,539	$6,314	$6,829	$8,251	$9,043	$9,760

	3rd Qtr.	2nd Qtr.	1st Qtr.	4th Qtr.	3rd Qtr.	2nd Qtr.	1st Qtr.	4th Qtr.	3rd Qtr.
	2010	2010	2010	2009	2009	2009	2009	2008	2008
Construction and Development Loans - Average ($millions)
Construction and Development:
Commercial:
Construction	$1,866	$2,175	$2,392	$2,649	$2,860	$3,290	$3,966	$4,577	$4,433
Land	710	799	859	878	922	898	854	913	986
Total Commercial	2,576	2,974	3,251	3,527	3,782	4,188	4,820	5,490	5,419
Residential:
Construction by Individuals	107	151	254	358	500	690	834	938	1,009
Land	1,228	1,363	1,526	1,705	1,851	2,016	2,094	2,200	2,254
Construction by Developers	289	343	398	474	520	693	923	1,158	1,275
Total Residential	1,624	1,857	2,178	2,537	2,871	3,399	3,851	4,296	4,538
Total Construction and Development	$4,200	$4,831	$5,429	$6,064	$6,653	$7,587	$8,671	$9,786	$9,957

Definitions

Commercial Construction - Loans primarily to mid-sized local and regional companies to construct a variety of commercial projects.

Commercial Land - Loans primarily to mid-sized local and regional companies to acquire and develop land for a variety of commercial projects.

Residential Construction by Individuals - Loans primarily to individuals to construct 1-4 family homes.

Residential Land - Loans primarily to individuals and mid-sized local and regional builders to acquire and develop land for 1-4 family homes.

Residential Construction by Developers - Loans primarily to mid-sized local and regional builders to construct 1-4 family homes in residential subdivisions.

Marshall & Ilsley Corporation
Quarterly Financial Information

	3rd Qtr.	2nd Qtr.	1st Qtr.	4th Qtr.	3rd Qtr.	2nd Qtr.	1st Qtr.	4th Qtr.	3rd Qtr.
	2010	2010	2010	2009	2009	2009	2009	2008	2008
KEY RATIOS
Net Interest Margin (FTE) / Avg. Earning Assets	3.14%	3.17%	3.13%	2.95%	2.82%	2.79%	2.82%	3.18%	3.06%
Interest Spread (FTE)	2.78	2.82	2.78	2.55	2.42	2.40	2.48	2.77	2.65

Efficiency Ratio	73.8	67.2	58.0	67.0	65.4	71.1	58.9	n.m.	56.9

Equity / Assets (End of Period) (a)	12.7	12.5	12.2	12.2	10.9	11.1	10.1	10.1	10.2
Tangible Common Equity / Tangible Assets (End of Period)	8.3	8.3	8.1	8.2	7.0	7.2	6.4	6.4	7.0
Tangible Total Equity / Tangible Assets (End of Period) (a)	11.5	11.4	11.1	11.1	9.9	10.0	9.1	9.0	7.0

MARGIN ANALYSIS (b)

Loans and Leases:
Commercial Loans and Leases	4.60%	4.58%	4.53%	4.43%	4.19%	4.01%	3.90%	5.36%	5.29%
Commercial Real Estate	4.91	4.94	5.02	5.07	5.02	5.11	5.26	6.07	6.16
Residential Real Estate	4.87	5.05	5.15	5.15	5.22	5.25	5.58	5.73	5.90
Construction and Development	3.96	3.94	3.74	3.62	3.62	3.63	3.72	4.90	5.28
Home Equity Loans and Lines	4.97	5.01	4.98	5.01	5.00	5.06	5.19	5.84	6.16
Personal Loans and Leases	5.41	5.48	5.50	5.41	5.44	5.64	5.54	6.08	6.16
Total Loans and Leases	4.75	4.77	4.75	4.71	4.61	4.58	4.62	5.56	5.68
Investment Securities	3.23	3.35	3.47	3.57	3.77	4.11	4.26	4.63	4.62
Short - Term Investments	0.25	0.25	0.26	0.26	0.27	1.13	0.89	1.37	1.99
Interest Income (FTE) / Avg. Interest Earning Assets	4.39%	4.39%	4.41%	4.35%	4.36%	4.46%	4.50%	5.38%	5.51%
Interest Bearing Deposits:
Savings and NOW	0.32%	0.41%	0.47%	0.49%	0.53%	0.29%	0.13%	0.32%	0.47%
Money Market	0.84	0.80	0.80	0.84	0.81	0.72	0.62	1.16	1.70
Time	2.22	2.21	2.22	2.33	2.41	2.64	2.71	3.48	3.55
Foreign	0.39	0.42	0.41	0.38	0.40	0.36	0.33	0.59	1.59
Total Interest Bearing Deposits	1.26	1.29	1.34	1.48	1.58	1.71	1.69	2.27	2.52
Short - Term Borrowings	1.83	0.21	0.27	0.29	0.33	0.27	0.28	1.06	2.15
Long - Term Borrowings	3.58	3.41	3.44	3.55	3.75	4.06	4.24	4.64	4.51
Interest Expense / Avg. Interest Bearing Liabilities	1.61%	1.57%	1.63%	1.80%	1.94%	2.06%	2.02%	2.61%	2.86%
Net Interest Margin (FTE) / Avg. Earning Assets	3.14%	3.17%	3.13%	2.95%	2.82%	2.79%	2.82%	3.18%	3.06%
Interest Spread (FTE)	2.78%	2.82%	2.78%	2.55%	2.42%	2.40%	2.48%	2.77%	2.65%

Notes:
(a) Includes preferred equity and noncontrolling interest in subsidiaries.
(b) Based on average balances excluding fair value adjustments for available for sale securities.

Marshall & Ilsley Corporation
Quarterly Financial Information

	September 30,	June 30,	March 31,	December 31,	September 30,	June 30,	March 31,	December 31,	September 30,
	2010	2010	2010	2009	2009	2009	2009	2008	2008
CREDIT QUALITY ($ millions)
Nonperforming Assets:
Nonaccrual Loans and Leases	$1,563.4	$1,722.6	$1,898.7	$1,987.1	$2,122.0	$2,221.6	$1,960.8	$1,457.8	$1,226.4
Nonaccrual Loans Held for Sale	34.2	78.8	55.1	57.7	128.1	194.5	113.8	69.2	34.2
Total Nonperforming Loans and Leases	$1,597.6	$1,801.4	$1,953.8	$2,044.8	$2,250.1	$2,416.1	$2,074.6	$1,527.0	$1,260.6
Other Real Estate Owned (OREO)	425.7	445.5	454.3	430.8	351.2	356.8	344.3	320.9	267.2
Total Nonperforming Assets	$2,023.3	$2,246.9	$2,408.1	$2,475.6	$2,601.3	$2,772.9	$2,418.9	$1,847.9	$1,527.8

Accruing Renegotiated Loans	$547.9	$714.6	$731.8	$793.5	$935.3	$818.5	$446.0	$270.3	$89.5
Loans Past Due 90 Days or More	$7.4	$8.1	$9.3	$8.8	$13.1	$15.1	$16.1	$14.5	$12.1

	3rd Qtr.	2nd Qtr.	1st Qtr.	4th Qtr.	3rd Qtr.	2nd Qtr.	1st Qtr.	4th Qtr.	3rd Qtr.
	2010	2010	2010	2009	2009	2009	2009	2008	2008
CREDIT QUALITY RATIOS
Net Charge-Offs / Average Loans and Leases	5.47%	4.17%	3.94%	5.01%	4.48%	4.95%	2.67%	5.38%	1.21%
Loan and Lease Loss Reserve / Period-End Loans and Leases	3.49	3.67	3.55	3.35	3.07	2.84	2.75	2.41	2.05
Nonperforming Assets / Period-End Loans and Leases and OREO	5.04	5.38	5.59	5.54	5.60	5.71	4.88	3.67	3.01
Nonperforming Loans and Leases / Period-End Loans and Leases	4.02	4.36	4.58	4.62	4.88	5.01	4.21	3.05	2.50
Loan and Lease Loss Reserve / Nonperforming Loans and Leases (a)	89	88	80	75	67	62	69	82	84

RECONCILIATION OF RESERVE FOR LOAN AND LEASE LOSSES (b)
($ millions)
Beginning Balance	$1,516.8	$1,515.2	$1,480.5	$1,413.7	$1,367.8	$1,352.1	$1,202.2	$1,031.5	$1,028.8
Provision for Loan and Lease Losses	431.7	439.9	458.1	639.0	578.7	619.0	477.9	850.4	155.0
Allowance of Banks and Loans Acquired	-	-	-	-	-	-	-	-	-
Loans and Leases Charged Off:
Commercial	59.9	54.9	137.1	99.3	206.3	68.7	62.3	96.0	32.0
Real Estate	510.2	385.0	287.3	468.4	323.2	534.3	265.0	576.0	124.0
Personal	10.9	15.3	11.6	29.0	11.3	9.1	10.6	13.8	7.1
Leases	0.4	0.6	0.4	1.5	0.8	1.0	2.3	0.7	0.2
Total Charge-Offs	581.4	455.8	436.4	598.2	541.6	613.1	340.2	686.5	163.3
Recoveries on Loans and Leases:
Commercial	3.9	5.8	2.8	14.1	1.3	2.5	1.9	1.9	2.2
Real Estate	15.1	9.3	7.7	9.7	5.9	5.7	7.4	3.0	6.9
Personal	2.1	2.0	2.1	1.7	1.6	1.3	1.3	1.2	1.5
Leases	0.0	0.4	0.4	0.4	0.1	0.3	1.6	0.6	0.4
Total Recoveries	21.1	17.5	13.0	25.9	8.9	9.8	12.2	6.7	11.0
Net Loan and Lease Charge-offs	560.3	438.3	423.4	572.3	532.7	603.3	328.0	679.8	152.3
Ending Balance	$1,388.2	$1,516.8	$1,515.2	$1,480.5	$1,413.7	$1,367.8	$1,352.1	$1,202.2	$1,031.5

Notes:
(a) Excludes nonaccrual loans held for sale.
(b) May not add due to rounding.

Marshall & Ilsley Corporation
Quarterly Financial Information

	3rd Qtr.	2nd Qtr.	1st Qtr.	4th Qtr.	3rd Qtr.	2nd Qtr.	1st Qtr.	4th Qtr.	3rd Qtr.
	2010	2010	2010	2009	2009	2009	2009	2008	2008
SELECTED SEGMENTS ($millions)

Commercial Banking
Net Interest Income	$219.9	$231.1	$230.6	$238.5	$234.1	$214.6	$199.6	$201.9	$191.2
Provision for Loan and Lease Losses	386.8	236.2	223.5	291.7	304.2	193.4	154.4	532.1	97.2
Net Interest Income / (Loss) after Provision for Loan and Lease Losses	(166.9)	(5.1)	7.1	(53.2)	(70.1)	21.2	45.2	(330.2)	94.0

Other Income	16.2	19.4	21.9	16.7	9.5	14.2	25.7	25.0	25.4
Goodwill Impairment	-	-	-	-	-	-	-	925.6	-
All Other Expense	67.6	75.9	63.0	69.1	75.3	69.0	56.6	71.7	61.9
Income (Loss) Before Income Taxes	(218.3)	(61.6)	(34.0)	(105.6)	(135.9)	(33.6)	14.3	(1,302.5)	57.5
Income Tax Expense (Benefit)	(87.3)	(24.7)	(13.6)	(42.2)	(54.3)	(13.5)	5.7	(163.8)	23.0

Segment Income (Loss)	($131.0)	($36.9)	($20.4)	($63.4)	($81.6)	($20.1)	$8.6	($1,138.7)	$34.5

Identifiable Assets	$20,361.7	$21,405.7	$22,110.6	$22,855.8	$23,764.4	$24,944.8	$25,478.6	$25,771.3	$27,167.9

Community Banking
Net Interest Income	$199.7	$195.0	$186.2	$186.4	$181.4	$166.1	$173.4	$204.8	$194.2
Provision for Loan and Lease Losses	121.0	139.3	133.0	200.2	158.7	316.9	133.5	120.9	62.3
Net Interest Income / (Loss) after Provision for Loan and Lease Losses	78.7	55.7	53.2	(13.8)	22.7	(150.8)	39.9	83.9	131.9

Other Income	44.4	45.3	86.6	45.2	47.8	54.3	46.8	43.7	46.9
Goodwill Impairment	-	-	-	-	-	-	-	609.5	-
All Other Expense	187.1	182.7	180.3	208.3	209.4	209.9	177.8	182.0	173.3
Income (Loss) Before Income Taxes	(64.0)	(81.7)	(40.5)	(176.9)	(138.9)	(306.4)	(91.1)	(663.9)	5.5
Income Tax Expense (Benefit)	(25.6)	(32.7)	(16.2)	(70.8)	(55.6)	(122.6)	(36.4)	(56.0)	2.2

Segment Income (Loss)	($38.4)	($49.0)	($24.3)	($106.1)	($83.3)	($183.8)	($54.7)	($607.9)	$3.3

Identifiable Assets	$14,760.9	$15,132.0	$15,549.2	$16,244.5	$16,855.2	$17,799.8	$18,322.9	$18,805.6	$19,235.2

Wealth Management
Net Interest Income	$17.0	$18.3	$17.7	$18.4	$18.4	$14.8	$15.0	$17.5	$15.4
Provision for Loan and Lease Losses	8.5	10.5	12.3	12.2	14.0	6.5	10.0	16.4	1.7
Net Interest Income after Provision for Loan and Lease Losses	8.5	7.8	5.4	6.2	4.4	8.3	5.0	1.1	13.7

Other Income	73.4	71.5	69.8	71.6	68.6	68.5	64.9	66.1	73.2
Other Expense	70.1	70.8	63.2	67.4	66.7	68.9	56.6	95.8	79.6
Income (Loss) Before Income Taxes	11.8	8.5	12.0	10.4	6.3	7.9	13.3	(28.6)	7.3
Income Tax Expense (Benefit)	4.6	3.4	4.9	4.0	2.4	3.1	5.7	(11.7)	2.9

Segment Income (Loss)	$7.2	$5.1	$7.1	$6.4	$3.9	$4.8	$7.6	($16.9)	$4.4

Identifiable Assets	$1,517.8	$1,537.2	$1,593.8	$1,642.6	$1,704.9	$1,690.6	$1,676.2	$1,688.3	$1,600.3

Treasury
Net Interest Income	($96.0)	($85.7)	($74.2)	($86.3)	($82.6)	($33.5)	($14.6)	$17.0	$21.6
Provision for Loan and Lease Losses	-	-	-	-	-	-	-	-	-
Net Interest Income after Provision for Loan and Lease Losses	(96.0)	(85.7)	(74.2)	(86.3)	(82.6)	(33.5)	(14.6)	17.0	21.6

Other Income	51.7	14.8	21.0	83.2	69.6	59.4	11.9	14.7	12.0
Other Expense	38.0	13.4	17.6	13.6	10.5	18.2	10.9	7.7	5.0
Income (Loss) Before Income Taxes	(82.3)	(84.3)	(70.8)	(16.7)	(23.5)	7.7	(13.6)	24.0	28.6
Income Tax Expense (Benefit)	(32.9)	(33.7)	(28.3)	(6.7)	(9.4)	3.1	(5.4)	9.6	11.4

Segment Income (Loss)	($49.4)	($50.6)	($42.5)	($10.0)	($14.1)	$4.6	($8.2)	$14.4	$17.2

Identifiable Assets	$8,340.6	$9,062.7	$10,324.0	$9,165.1	$8,804.6	$7,240.5	$8,866.8	$8,674.3	$8,476.2

Marshall & Ilsley Corporation
Annual Financial Information

	YEARS ENDED DECEMBER 31,

	2009	2008	2007	2006	2005
PER COMMON SHARE DATA
Diluted:
Income (Loss) from Continuing Operations	($2.46)	($7.92)	$1.87	$2.54	$2.49
Net Income (Loss)	(2.46)	(7.92)	4.34	3.17	2.99

Basic:
Income (Loss) from Continuing Operations	(2.46)	(7.92)	1.91	2.60	2.54
Net Income (Loss)	(2.46)	(7.92)	4.42	3.24	3.06

Dividend Declared per Common Share	0.04	1.27	1.20	1.05	0.93
Book Value per Common Share	10.21	17.58	26.86	24.24	20.27

Common Shares Outstanding (millions):
Average - Diluted	348.5	259.6	265.5	254.6	236.0
End of Period	525.4	265.3	263.5	255.5	235.4

INCOME STATEMENT ($millions)
Net Interest Income (FTE)	$1,608.0	$1,808.6	$1,644.4	$1,537.6	$1,323.7
Provision for Loan and Lease Losses	2,314.6	2,037.7	319.8	50.6	44.8
Non-Interest Revenues:
Wealth Management	265.1	282.2	262.8	221.6	191.7
Service Charges on Deposits	136.6	146.2	120.6	106.7	101.9
Mortgage Banking	48.3	26.0	34.1	52.4	50.5
Net Investment Securities Gains	121.8	17.2	34.8	9.7	45.5
Derivative Loss - Discontinued Hedges	-	-	-	(18.4)	-
Bank-Owned Life Insurance Revenue	39.0	35.9	37.7	29.1	27.1
Other	292.2	232.9	237.6	179.0	155.1
Total Non-Interest Revenues	903.0	740.4	727.6	580.1	571.8
Non-Interest Expenses:
Salaries and Employee Benefits	690.8	723.2	659.9	613.4	549.8
Net Occupancy and Equipment	135.7	126.9	112.0	104.0	85.3
Software Expenses	28.0	24.7	21.1	18.0	13.1
Processing Charges	133.0	132.0	135.1	124.2	101.3
Supplies, Printing, Postage and Delivery	35.2	42.1	42.5	41.4	38.0
FDIC Insurance	107.9	17.3	4.0	3.7	3.3
Professional Services	91.4	72.0	42.4	34.1	30.5
Intangible Amortization	23.4	24.3	20.6	18.6	13.1
Goodwill Impairment	-	1,535.1	-	-	-
Other	321.4	288.8	275.8	124.5	118.2
Total Non-Interest Expenses	1,566.8	2,986.4	1,313.4	1,081.9	952.6
Tax Equivalent Adjustment	25.4	27.9	28.2	30.1	33.3
Pre-Tax Income (Loss)	(1,395.8)	(2,503.0)	710.6	955.1	864.8
Provision (Benefit) for Income Taxes	(637.2)	(459.5)	213.7	307.4	278.1
Income (Loss) from Continuing Operations	(758.6)	(2,043.5)	496.9	647.7	586.7
Discontinued Operations, Net of Tax:
Separation Transaction Costs	-	-	(25.3)	-	-
Gain on Sale of Metavante	-	-	525.6	-	-
Metavante Net Income	-	-	153.7	160.1	119.5
Income from Discontinued Operations, Net of Tax	-	-	654.0	160.1	119.5
Net Income (Loss) Attributable to M&I	($758.6)	($2,043.5)	$1,150.9	$807.8	$706.2
Preferred Dividends	(100.2)	(12.7)	-	-	-
Net Income (Loss) Attributable to M&I Common Shareholders	($858.8)	($2,056.2)	$1,150.9	$807.8	$706.2

Marshall & Ilsley Corporation
Annual Financial Information

	DECEMBER 31,

	2009	2008	2007	2006	2005
ASSETS - END OF PERIOD ($millions)
Cash and Due From Banks	$769	$851	$1,369	$1,202	$1,111
Trading Assets	256	518	125	36	30
Short - Term Investments	1,192	231	462	253	271
Investment Securities	7,177	7,668	7,818	7,405	6,319
Loan to Metavante	-	-	-	982	982
Loans and Leases:
Commercial Loans and Leases:
Commercial Loans	12,476	14,880	13,794	12,048	9,566
Commercial Lease Financing	474	562	533	539	500
Total Commercial Loans and Leases	12,950	15,442	14,327	12,587	10,066
Commercial Real Estate	13,646	12,542	11,096	10,236	8,406
Residential Real Estate	4,969	5,734	4,592	4,000	3,298
Construction and Development:
Commercial	3,257	5,063	4,958	4,115	2,015
Residential	2,282	3,980	5,153	5,032	3,798
Total Construction and Development	5,539	9,043	10,111	9,147	5,813
Consumer Loans and Leases:
Home Equity Loans and Lines	4,715	5,082	4,413	4,342	4,834
Personal Loans	2,258	1,929	1,560	1,458	1,622
Personal Lease Financing	141	213	197	165	132
Total Consumer Loans and Leases	7,114	7,224	6,170	5,965	6,588
Total Loans and Leases	44,218	49,985	46,296	41,935	34,171
Reserve for Loan and Lease Losses	(1,481)	(1,202)	(496)	(421)	(364)
Premises and Equipment, net	566	565	470	436	353
Goodwill and Other Intangibles	744	763	1,808	1,573	897
Other Assets	3,769	2,957	1,997	1,511	1,289
Total Assets of Continuing Operations	57,210	62,336	59,849	54,912	45,059
Assets of Discontinued Operations	-	-	-	1,318	1,154
Total Assets	$57,210	$62,336	$59,849	$56,230	$46,213

LIABILITIES - END OF PERIOD ($millions)
Deposits:
Noninterest Bearing	$7,833	$6,880	$6,174	$6,144	$5,547
Interest Bearing:
Savings and NOW	6,938	3,454	3,062	3,024	2,958
Money Market	11,315	10,753	10,841	9,057	7,500
Time	15,306	18,072	12,507	12,822	9,383
Foreign	246	1,864	2,607	3,580	2,819
Total Interest Bearing Deposits	33,805	34,143	29,017	28,483	22,660
Total Deposits	41,638	41,023	35,191	34,627	28,207
Short - Term Borrowings	1,120	4,058	6,811	3,609	3,019
Long - Term Borrowings	6,426	9,614	9,873	10,842	9,273
Other Liabilities	1,040	1,370	931	889	812
Liabilities of Discontinued Operations	-	-	-	43	99
Total Liabilities	50,224	56,065	52,806	50,010	41,410

EQUITY - END OF PERIOD ($millions)
Preferred Equity	1,650	1,636	-	-	-

Common Equity	5,376	4,782	7,086	6,168	4,772
Accumulated Other Comprehensive Income:
Unrealized Gains (Losses) on Securities	(13)	(57)	(10)	(22)	(36)
Unrealized Gains (Losses) on Derivatives	(44)	(103)	(47)	-	(1)
Postretirement Benefits - Funded Status	6	2	4	5	-
Total Accumulated Other Comprehensive Income	(51)	(158)	(53)	(17)	(37)
Total Common Equity	5,325	4,624	7,033	6,151	4,735
Marshall & Ilsley Corporation Shareholders' Equity	6,975	6,260	7,033	6,151	4,735
Noncontrolling Interest in Subsidiaries	11	11	10	69	68
Total Equity	6,986	6,271	7,043	6,220	4,803
Total Liabilities and Equity	$57,210	$62,336	$59,849	$56,230	$46,213

Marshall & Ilsley Corporation
Annual Financial Information

	YEARS ENDED DECEMBER 31,

	2009	2008	2007	2006	2005
AVERAGE ASSETS ($millions)
Cash and Due From Banks	$761	$898	$1,005	$974	$923
Trading Assets	418	197	57	46	27
Short - Term Investments	1,330	427	352	297	229
Investment Securities	6,939	7,612	7,496	6,968	6,180
Loan to Metavante	-	-	818	982	994
Loans and Leases:
Commercial Loans and Leases:
Commercial Loans	13,878	14,841	12,672	11,175	8,955
Commercial Lease Financing	512	521	515	516	439
Total Commercial Loans and Leases	14,390	15,362	13,187	11,691	9,394
Commercial Real Estate	13,523	11,840	10,564	9,726	8,246
Residential Real Estate	5,450	5,504	4,214	3,676	3,209
Construction and Development:
Commercial	4,075	5,442	4,558	3,413	1,743
Residential	3,160	4,723	5,252	4,454	2,543
Total Construction and Development	7,235	10,165	9,810	7,867	4,286
Consumer Loans and Leases:
Home Equity Loans and Lines	4,909	4,902	4,277	4,540	4,988
Personal Loans	2,090	1,732	1,417	1,479	1,522
Personal Lease Financing	179	202	181	145	128
Total Consumer Loans and Leases	7,178	6,836	5,875	6,164	6,638
Total Loans and Leases	47,776	49,707	43,650	39,124	31,773
Reserve for Loan and Lease Losses	(1,357)	(878)	(448)	(406)	(363)
Premises and Equipment, net	571	529	459	415	330
Goodwill and Other Intangibles	755	2,240	1,739	1,410	908
Other Assets	3,070	2,398	1,816	1,518	1,319
Total Assets of Continuing Operations	60,263	63,130	56,944	51,328	42,320
Assets of Discontinued Operations	-	-	1,266	1,323	964
Total Assets	$60,263	$63,130	$58,210	$52,651	$43,284
Memo:
Average Earning Assets	$56,463	$57,943	$52,373	$47,417	$39,203
Average Earning Assets Excluding Investment Securities
Unrealized Gains / Losses	$56,456	$57,985	$52,422	$47,503	$39,198

AVERAGE LIABILITIES ($millions)
Deposits:
Noninterest Bearing	$7,429	$5,858	$5,470	$5,361	$4,973
Interest Bearing:
Savings and NOW	4,947	3,249	2,905	3,031	3,096
Money Market	10,463	11,016	10,473	8,297	7,053
Time	17,212	16,392	12,293	12,603	9,239
Foreign	564	2,760	2,928	2,844	2,346
Total Interest Bearing Deposits	33,186	33,417	28,599	26,775	21,734
Total Deposits	40,615	39,275	34,069	32,136	26,707
Short - Term Borrowings	3,317	6,163	4,694	3,638	2,925
Long - Term Borrowings	8,676	9,749	11,534	10,071	8,190
Other Liabilities	1,047	981	1,042	976	824
Liabilities of Discontinued Operations	-	-	149	163	225
Total Liabilities	53,655	56,168	51,488	46,984	38,871

AVERAGE EQUITY ($millions)
Marshall & Ilsley Corporation Shareholders' Equity	6,597	6,952	6,680	5,601	4,357
Noncontrolling Interest in Subsidiaries	11	10	42	66	56
Total Equity	6,608	6,962	6,722	5,667	4,413
Total Liabilities and Equity	$60,263	$63,130	$58,210	$52,651	$43,284
Memo:
Average Interest Bearing Liabilities	$45,179	$49,329	$44,827	$40,484	$32,849

Marshall & Ilsley Corporation
Annual Financial Information

	2009	2008	2007	2006	2005

KEY RATIOS
Net Interest Margin (FTE) / Avg. Earning Assets	2.85%	3.12%	3.14%	3.24%	3.38%
Interest Spread (FTE)	2.46	2.67	2.47	2.60	2.88

Efficiency Ratio	65.6	n.m.	56.2	51.3	51.5

Equity / Assets (End of Period) (a)	12.2	10.1	11.8	11.0	10.4

MARGIN ANALYSIS (b)

Loans and Leases:
Commercial Loans and Leases	4.12%	5.56%	7.52%	7.38%	6.06%
Commercial Real Estate	5.11	6.34	7.31	7.15	6.17
Residential Real Estate	5.30	6.00	6.30	5.99	5.48
Construction and Development	3.65	5.54	7.87	8.02	6.86
Home Equity Loans and Lines	5.06	6.28	7.48	7.28	6.28
Personal Loans and Leases	5.50	6.38	7.72	7.24	6.06
Total Loans and Leases	4.63	5.89	7.43	7.30	6.17
Loan to Metavante	-	-	4.40	4.40	4.39
Investment Securities	3.95	4.77	5.27	5.21	5.01
Short - Term Investments	0.49	1.92	4.67	4.47	3.00
Interest Income (FTE) / Avg. Interest Earning Assets	4.42%	5.70%	7.05%	6.91%	5.92%
Interest Bearing Deposits:
Savings and NOW	0.40%	0.57%	1.28%	1.24%	0.79%
Money Market	0.75	1.92	4.23	4.04	2.48
Time	2.53	3.80	4.94	4.54	3.15
Foreign	0.36	1.81	4.92	4.88	3.09
Total Interest Bearing Deposits	1.61	2.70	4.31	4.05	2.59
Short - Term Borrowings	0.29	2.27	5.04	5.13	3.63
Long - Term Borrowings	3.92	4.66	5.07	4.73	4.03
Interest Expense / Avg. Interest Bearing Liabilities	1.96%	3.03%	4.58%	4.31%	3.04%
Net Interest Margin (FTE) / Avg. Earning Assets	2.85%	3.12%	3.14%	3.24%	3.38%
Interest Spread (FTE)	2.46%	2.67%	2.47%	2.60%	2.88%

Notes:
(a) Includes preferred equity and noncontrolling interest in subsidiaries.
(b) Based on average balances excluding fair value adjustments for available for sale securities.

Marshall & Ilsley Corporation
Annual Financial Information

	DECEMBER 31,
	2009	2008	2007	2006	2005

CREDIT QUALITY ($millions)
Nonperforming Assets:
Nonaccrual Loans and Leases	$1,987.1	$1,457.8	$686.9	$264.9	$134.7
Nonaccrual Loans Held for Sale	57.7	69.2	-	-	-
Total Nonperforming Loans and Leases	$2,044.8	$1,527.0	$686.9	$264.9	$134.7
Other Real Estate Owned (OREO)	430.8	320.9	115.1	25.5	8.9
Total Nonperforming Assets	$2,475.6	$1,847.9	$802.0	$290.4	$143.6

Accruing Renegotiated Loans	$793.5	$270.3	$224.4	$0.1	$0.2
Loans Past Due 90 Days or More	$8.8	$14.5	$13.9	$3.0	$5.7

	2009	2008	2007	2006	2005
CREDIT QUALITY RATIOS
Net Charge-Offs / Average Loans and Leases	4.26%	2.74%	0.59%	0.10%	0.12%
Loan and Lease Loss Reserve / Period-End Loans and Leases	3.35	2.41	1.07	1.00	1.06
Nonperforming Assets / Period-End Loans and Leases and OREO	5.54	3.67	1.73	0.69	0.42
Nonperforming Loans and Leases / Period-End Loans and Leases	4.62	3.05	1.48	0.63	0.39
Loan and Lease Loss Reserve / Nonperforming Loans and Leases (a)	75	82	72	159	270

RECONCILIATION OF RESERVE FOR LOAN AND LEASE LOSSES (b)
($ millions)
Beginning Balance	$1,202.2	$496.2	$420.6	$363.8	$358.1
Provision for Loan and Lease Losses	2,314.6	2,037.7	319.8	50.6	44.8
Allowance of Banks and Loans Acquired	-	32.1	11.7	45.2	-
Loans and Leases Charged Off:
Commercial	436.6	169.6	83.2	16.3	21.5
Real Estate	1,590.8	1,186.4	163.9	22.7	21.2
Personal	60.0	36.2	22.3	14.5	15.6
Leases	5.7	2.2	1.9	1.9	1.2
Total Charge-Offs	2,093.1	1,394.4	271.3	55.4	59.5
Recoveries on Loans and Leases:
Commercial	19.8	7.1	6.4	6.9	11.8
Real Estate	28.7	16.5	2.9	2.7	2.7
Personal	5.8	5.2	4.2	4.2	3.1
Leases	2.5	1.8	1.9	2.6	2.8
Total Recoveries	56.8	30.6	15.4	16.4	20.4
Net Loan and Lease Charge-offs	2,036.3	1,363.8	255.9	39.0	39.1
Ending Balance	$1,480.5	$1,202.2	$496.2	$420.6	$363.8

Notes:
(a) Excludes nonaccrual loans held for sale.
(b) May not add due to rounding.